SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

        Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
               Date of Report (Date of Earliest Event Reported):
                                    05-16-02

                       ONE TOUCH TOTAL COMMUNICATIONS, INC.
            (Exact name of Registrant as Specified in its Charter)

       Nevada                  0-09358                 91-1933601
(State of Incorporation)     (Commission              (IRS Employer
                              File Number)                No.)

   1636 Stadium View, Anaheim, CA                         92806
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone number, including area code: (714)-456-0874

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Effective May 16th, 2002, John Simoncic, the Company's Treasurer, and Paul Palant, one of the Company's Directors, resigned their positions with One Touch Total Communications, Inc. C. Jay Smith has filled these vacancies until the next election. Currently, C. Jay Smith is the sole officer and director of One Touch Total Communications, Inc.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               One Touch Total Communications, Inc.

                               /s/_____________________________
                               C. Jay Smith, Sole Officer and Director

Date:  5/22/02